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                                    FORM 8-K

                                 CURRENT REPORT


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 12, 2001



COMMISSION                               REGISTRANT; STATE OF INCORPORATION;                         IRS EMPLOYER
FILE NUMBER                                 ADDRESS; AND TELEPHONE NUMBER                         IDENTIFICATION NO
-----------                                 -----------------------------                         -----------------
1-9513                                         CMS ENERGY CORPORATION                                    38-2726431
                                              (A MICHIGAN CORPORATION)
                                          FAIRLANE PLAZA SOUTH, SUITE 1100
                                               330 TOWN CENTER DRIVE
                                              DEARBORN, MICHIGAN 48126
                                                   (313) 436-9261

1-5611                                        CONSUMERS ENERGY COMPANY                                   38-0442310
                                              (A MICHIGAN CORPORATION)
                                              212 WEST MICHIGAN AVENUE
                                                 JACKSON, MICHIGAN
                                                  (517) 788-1030





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ITEM 5.  OTHER EVENTS.

                               FIRST CALL RELEASE

On July 12, 2001, CMS Energy Corporation issued a First Call release in which it discussed an application which its principal subsidiary, Consumers Energy Company, filed with the Michigan Public Service Commission seeking Consumers' first gas service rate increase in 17 years. A copy of the CMS Energy First Call release is filed as an exhibit to this report and is incorporated herein by reference.

The First Call release contains "forward-looking statements" that are subject to risks and uncertainties. They should be read in conjunction with the "Forward-Looking Statement Cautionary Factors" in CMS Energy's and Consumers' Form 10-K, Item 1 (incorporated by reference herein) that discusses important factors that could cause CMS Energy's and Consumers' results to differ materially from those anticipated in such statements.


ITEM 7.  EXHIBITS.

        (c) Exhibits:

        99(a) CMS Energy Corporation First Call release dated July 12, 2001.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                      CMS ENERGY CORPORATION



Dated:     July 12, 2001
                                      By:   /s/  Thomas A. McNish
                                          --------------------------------------
                                      Thomas A. McNish
                                      Vice President and
                                        Secretary


                                      CONSUMERS ENERGY COMPANY



Dated:     July 12, 2001
                                      By:   /s/  Thomas A. McNish
                                          --------------------------------------
                                      Thomas A. McNish
                                      Vice President and
                                        Secretary







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                                INDEX TO EXHIBITS

EXHIBIT NO.                                          DESCRIPTION
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     (c) Exhibits:

     99(a) CMS Energy Corporation First Call release dated July 12, 2001.